EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Biopure Corporation for the quarter ended January 31, 2006, I, Zafiris G. Zafirelis, Chief Executive Officer, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:
1.     the Form 10-Q for the period ended January 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.     the information contained in the Form 10-Q for the period ended January 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of Biopure Corporation.

/s/ Zafiris G. Zafirelis Zafiris G. Zafirelis Chairman of the Board, President And Chief Executive Officer
March 13, 2006